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                                                                    Exhibit 10.3

                              EMPLOYMENT AGREEMENT

          Employment Agreement dated as of July 19, 1995 among William F. Wallace (the "Executive"), Barrett Resources corporation, a Delaware corporation (the "Company"), Plains Petroleum Company, a Delaware corporation ("PPC"), and Plains Petroleum Operating company, a Delaware corporation ("PPOC").

          WHEREAS, pursuant to an Agreement and plan of Merger dated as of May 2, 1995 (the "Merger Agreement"), Barrett Energy Inc., a wholly-owned subsidiary of the Company, merged (the "Merger") with and into PPC, resulting in PPC becoming a wholly-owned subsidiary of the Company on July 18, 1995 (the "Effective Time");

          WHEREAS, the Executive and PPOC, a wholly-owned subsidiary of PPC, entered into an Employment Agreement dated as of August 17, 1994 (the "PPOC Employment Agreement"), pursuant to which PPOC employed the Executive as its President and Chief Operating Officer, and PPC undertook to perform the obligations of PPOC thereunder;

          WHEREAS, on May 1, 1995, the Executive was elected by the Board of Directors of PPC to the additional position of President and Chief Operating Officer of PPC;

          WHEREAS, the Company, PPC and PPOC desire that the employment of the Executive as President and Chief Operating Officer of PPC be terminated, effective as of the Effective Time, and that the employment of the Executive as President and Chief Operating Officer of PPOC be terminated pursuant to Section 3.6(a) of the PPOC Employment Agreement, effective as of the Effective Time, entitling the Executive to the payment of all of the amounts described in
Section 3.6 of the PPOC Employment Agreement as set forth herein;

          WHEREAS, the Company desires to employ the Executive as its Vice Chairman, and the Executive desires to accept such employment, for the term and upon the other conditions set forth herein; and

          WHEREAS, the Company, PPC and PPOC acknowledge that the employment of the Executive pursuant to the terms of this Agreement does not constitute a waiver by the Executive of his right to receive the amounts described in Section
3.6 of the PPOC Employment Agreement and that the Executive continues to be entitled to all such amounts as set forth herein.

          NOW, THEREFORE, in consideration of the agreements and covenants contained herein, the Executive, the Company, PPC and PPOC hereby agree as follows:
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                                 ARTICLE I
                  Termination of Employment with PPC and PPOC

          1.1  Termination of Employment.  The employment of the Executive as
               -------------------------
President and Chief Operating Officer of PPC is hereby terminated, effective as of the Effective Time, and the employment of the Executive as President and Chief Operating Officer of PPOC under the PPOC Employment Agreement is hereby terminated pursuant to Section 3.6(a) thereof, effective as of the Effective Time. As set forth herein, such termination of employment entitles the Executive to all of the amounts described in Section 3.6 of the PPOC Employment Agreement, which amounts area listed, described or referred to on Schedule A attached hereto (the "Termination Amounts").

                                   ARTICLE II
                                   Employment

          Section 2.1.  Position; Term; Responsibilities.  The Company shall
                        --------------------------------
employ the Executive as its Vice Chairman for a term commencing as of the Effective Time and ending on December 31, 1995 (the "Employment Period"). Subject to the powers, authorities and responsibilities vested in the Board of Directors (the "Board") of the Company under the General Corporation Law of the State of Delaware, in duly constituted committees of the Board and in the Chief Executive Officer of the Company (the "Company CEO"), and subject to the direction of both the Board and the Company CEO, the Executive's principal responsibility will be to assist in the transition and integration of PPC and PPOC with the Company pursuant to the Merger. The Executive shall also perform such other executive and administrative duties (not inconsistent with the position of Vice Chairman) as the Executive may reasonably be expected to be capable of performing on behalf of the Company, as may from time to time be authorized or directed by the Company CEO or the Board. The Company, PPC, PPOC and the Executive agree that the employment of the Executive pursuant to the terms of this Agreement does not constitute a waiver by the Executive of his right to receive the Termination Amounts and that the Executive continues to be entitled to the Termination Amounts as set forth herein.

          Section 2.2.  Duties.  During the Employment Period, the Executive
                        ------
shall use his reasonable best efforts to perform faithfully the duties assigned to him hereunder and shall devote his full and undivided business time and attention to the Company's business and not engage in any other business activities except with the approval of the Company CEO. Nothing contained in this Section 2.2 shall preclude the Executive from making investments in publicly traded companies for his own account or for the accounts of members of his family.

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          Section 2.3.  Service as Director.  The Board has appointed the
                        -------------------
Executive as a director of the Company, as of the Effective Time of the Merger, to serve until the next annual meeting of the stockholders of the Company.

                                  ARTICLE III
                                  Compensation

          Section 3.1.  Base Salary.  As compensation for his services
                        -----------
hereunder, the Company shall pay to the Executive during the employment period a salary at the annual rate of $231,000, payable in installments in accordance with the Company's normal payment schedule for senior executives of the Company. The Executive's annual salary may be increased from time to time by the Board in its discretion. The Executive's annual salary in effect from time to time pursuant to this Section 3.1 is hereinafter called his "Base Salary."

          Section 3.2.  Automobile; Club Dues.  The Company shall provide to the
                        ---------------------
Executive an automobile allowance in the amount of $550 per month during the Employment Period. The Company shall also, during the Employment Period, pay the annual dues and assessments for the Executive's membership in (a) one country club located in the Denver area and (b) the Denver Petroleum Club.

          Section 3.3.  Benefits.  The Executive shall be entitled to
                        --------
participate in all employee benefit plans, including group health, life, short-term disability, long-term disability, 401(k), stock option and any other employee benefit plans available to senior executives of he Company (the "Employee Benefit Plans"). The Executive shall be credited with additional years of service such that his service shall be deemed to have commenced on the same date as the commencement of his employment by PPOC in those plans available to the executives of the Company shall the benefits of which are based upon credited years of service. The Executive shall be entitled to vacation at the rate of four weeks per year during the Employment Period, and the Executive shall be entitled to be paid for any unused vacation accrued since the commencement of the Employment Period in the event of his termination of employment hereunder for any reason. The Executive shall be entitled to take time off for illness in accordance with the Company's policy for senior executives and to receive all other fringe benefits as are from time to time made generally available to the senior executives of the Company.

          Section 3.4.  Expense Reimbursement.  The Company shall reimburse the
                        ---------------------
Executive for all proper expenses incurred by him in the performance of his duties hereunder in accordance with the Company's policies and procedures.


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

                                 ARTICLE IV
                           Termination of Employment

          Section 4.1.  Termination For Cause.  The Company may terminate the
                        ---------------------
Executive's employment for Cause (as hereinafter defined) upon written notice to the Executive. For purposes of this Agreement, "Cause" shall mean any act of dishonesty, commission of a felony, significant activities harmful to the reputation of the Company, refusal to perform or substantial disregard of the duties properly assigned pursuant to Article II, or significant violation of any statutory or common law duty of loyalty to the Company. In the event that the Company exercises its election to terminate the Executive's employment pursuant to this Section 4.1, the Employment Period shall terminate effective with such notice and the Executive shall be entitled to receive any unpaid compensation pursuant to Section 3.1, 3.2 and 3.3 accrued through the date of such termination and reimbursement for expenses incurred through such date pursuant to Section 3.4 and PPOC, PPC and the Company shall pay the Termination Amounts to the Executive at the times specified by Sections 3.6(a) and 3.6(b) of the PPOC Employment Agreement.

          Section 4.2.  Death.  In the event of the death of the Executive
                        -----
during the Employment Period, his successors shall be entitled to receive any accrued and unpaid compensation pursuant to Sections 3.1, 3.2 and 3.3 and any unreimbursed expenses pursuant to Section 3.4 and PPOC, PPC and the Company shall pay the Termination Amounts to such successors at the times specified by Sections 3.6(a) and 3.6(b) of the PPOC Employment Agreement.

          Section 4.3.  Disability.  In the event that the Executive becomes
                        ----------
unable to perform his duties hereunder by reason of disability, the Executive shall be entitled to receive any unpaid compensation pursuant to Sections 3.1,
3.2 and 3.3 accrued through the date of such event and reimbursement for expenses incurred through such date pursuant to Section 3.4 and PPOC, PPC and the Company shall pay the Termination amounts to the Executive at the times specified by Sections 3.6(a) and 3.6(b) of the PPOC Employment Agreement.

          Section 4.4.  Resignation.  Notwithstanding the provisions of Section
                        -----------
2.1, the Executive shall be entitled during the Employment Period to terminate his employment hereunder voluntarily upon written notice to the Company. In the event that the Executive voluntarily terminates his employment pursuant to this
Section 4.4, the Employment Period shall terminate effective upon such termination and the Executive shall be entitled to receive any unpaid compensation pursuant to Sections 3.1, 3.2 and 3.3 accrued through the date of such termination and reimbursement for expenses incurred through such date pursuant to Section 3.4 and PPOC, PPC and the Company shall pay the

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

Termination Amounts to the Executive at the times specified by Sections 3.6(a) and 3.6(b) of the PPOC Employment Agreement.

          Section 4.5.  Other Termination.  The Company may, pursuant to this
                        -----------------
Section 4.5, terminate the Executive's employment hereunder for any reason other than the reasons set forth in Sections 4.1, 4.2, 4.3 or 4.4 upon written notice to the Executive. In addition, the Executive may, pursuant to this Section 4.5, terminate his employment hereunder for any reason upon written notice to the Company. In the event that the Company shall exercise its election to terminate the Executive's employment pursuant to this Section 4.5 or in the event that the Executive shall exercise his election to terminate his employment pursuant to this Section 4.5, the Employment Period shall terminate effective with such notice and the Executive shall be entitled to receive any unpaid compensation pursuant to Sections 3.1, 3.2 and 3.3 accrued through the date of such termination and reimbursement of expenses incurred through such date pursuant to
Section 3.4 and PPOC, PPC and the Company shall pay the Termination Amounts to the Executive at the times specified by Sections 3.6(a) and 3.6(b) of the PPOC Employment Agreement.

                                   ARTICLE V
                       Rights at End of Employment Period

          5.1  Election by the Company.  If not less than 15 days prior to the
               -----------------------
end of the Employment Period, the Company does not,in its sole discretion, make an offer to the Executive of the position of Chef Executive Officer of the Company or another significant leadership position of Chief Executive Officer of the Company or another significant leadership position as an executive officer of the Company (the "Continued Employment Offer"), then the Company shall be deemed to have elected not to make the Continued Employment Offer to the Executive.

          5.2  Election by the Executive.  In the event that the Company makes
               -------------------------
the Continued Employment Offer to the Executive, the Executive shall advise the Company, within 15 days of his receipt thereof, whether he elects, in his sole discretion, to pursue such offer, subject to the parties' mutually agreeing to enter into a mutually acceptable written employment agreement.

          5.3  Rights upon Elections.  If the Company makes the Continued
               ---------------------
Employment Offer to the Executive pursuant to Section 5.1 and the Executive elects to pursue the Continued Employment Offer pursuant to Section 5.2, the Company and the Executive shall negotiate in good faith to enter into an employment agreement that will continue to provide the Executive with the Termination Amounts upon termination of such employment agreement. If the Company elects not to make the continued Employment Offer or if the Company makes the Continued Employment Offer and the Executive elects not to pursue such offer, or if

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

the Company makes the Continued Employment Offer and the Executive elects to pursue such offer, but the Company and the Executive are unable to reach agreement with respect to a new employment agreement within 30 days following the election to pursue such offer by the Executive, then, in any of such events, PPOC, PPC and the Company shall pay the Termination Amounts to the Executive at the times specified by Sections 3.6(a) and 3.6(b) of the PPOC Employment Agreement, and PPOC, PPC and the Company shall have no further obligation or liability to the Executive pursuant to the provisions of this Article V.

                                   ARTICLE VI
                                 Miscellaneous

          Section 6.1.  Notices.  Any notice or request required or permitted to
                        -------
be given hereunder shall be sufficient if in writing and delivered personally or by courier or overnight express delivery service or sent by registered or certified mail, return receipt requested, as follows: if to the Executive, to 30036 Snowbird Lane, Evergreen, Colorado 80439, and if to the Company, to Barrett Resources Corporation, 1125 Seventeenth Street, Suite 2400, Denver, Colorado 80202, Attention Chief Executive Officer, or to any other address designated by either party by notice similarly given. Such notice shall be deemed to have been given upon the personal delivery thereof, upon the delivery thereof by courier or overnight express delivery services or five business days after the mailing thereof, as the case may be.

          Section 6.2.  Assignment and Succession.  The rights and obligations
                        -------------------------
of the Company under this Agreement shall inure to the benefit of and be binding upon its successors and assigns, and the Executive's rights and obligations hereunder shall inure to the benefit of and be binding upon his successors.

          Section 6.3.  Headings.  The Article, Section, paragraph and
                        --------
subparagraph headings are for convenience of reference only and shall not define or limit the provisions hereof.

          Section 6.4.  Applicable Law.  This Agreement shall at all times be
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governed by and construed, interpreted and enforced in accordance with the internal laws (as opposed to the conflict of laws provisions) of the State of Delaware.

          IN WITNESS WHEREOF, each of the Company, PPC and PPOC has caused this Agreement to be signed by its duly authorized officer and the Executive has signed this Agreement as of the day and year first above written.

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

                         BARRETT RESOURCES CORPORATION


                         By:  /s/ Wm. J. Barrett
                            --------------------
                            William J. Barrett


                         PLAINS PETROLEUM COMPANY



                         By:  /s/ Wm. J. Barrett
                            --------------------


                         PLAINS PETROLEUM OPERATING COMPANY



                         By:  /s/ Wm. J. Barrett
                            --------------------


                         EXECUTIVE:



                            /s/ William F. Wallace
                         -------------------------
                         William F. Wallace


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                                   SCHEDULE A
                                   ----------

                              TERMINATION AMOUNTS



I.   SEVERANCE AGREEMENT

     All benefits pursuant to Section 3.6(a)(i) of the PPOC
     Employment Agreement, as follows:

     Base Compensation              Multiple    Gross Benefit
         $240,960                      2.99        $720,470.40

     All benefits pursuant to Sections 3.6(a)(ii), 3.6(a)(iii) and
     3.6(b) of the PPOC Employment Agreement.

II.  UNUSED VACATION

     Unused Hours of Vacation
       (As of June 30, 1995)
             140              To be used by December 31, 1995.

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